Supplement dated February 17, 2011 to the Prospectus
of the Madison Mosaic Equity Trust dated May 1, 2010

This Supplement dated February 17, 2011 amends the Prospectus of the Madison Mosaic Equity Trust for the Mosaic Investors Fund, Mid-Cap Fund, Small/Mid-Cap Fund, Disciplined Equity Fund and Balanced Fund dated May 1, 2010 as supplemented November 30, 2010, December 1, 2010 and February 7, 2011.

Mosaic Disciplined Equity Fund

Page 10.  The Annual Fund Operating Expenses table and Example table that follows is deleted and replaced with:

Annual Fund Operating Expenses:
(expenses that you expect to pay each year as a percentage of the value of your investment)

Management fee	0.75%
Distribution (12b-1) fees	None
Other expenses1	0.24%
Total Annual Fund Operating Expenses	0.99%
Less: Fee Waivers and/or Expense Reimbursements2	0.03%
Net Expenses	0.96%
___________________________________________________________________________
1 Under a separate services agreement with the Funds, Madison provides or arranges for the Funds to have all other   operational support services needed by the Funds, for which Madison receives a fee.  For the Disciplined Equity Fund, the fee is 0.24% annualized for assets up to and including $100 million and 0.20% for assets in excess of $100 million.
2 For assets up to and including $100 million, the Fund’s investment adviser has contractually agreed to waive other expenses from 0.24% to 0.21% annualized based on daily average net assets until April 30, 2012.

Example:

1 Year	3 Years	5 Years	10 Years
$98	$312	$544	$1,212

Compensation

Page 10 – Under the sub-heading “Fee Waivers”, the last two sentences of the paragraph are deleted.

# # # #

Please keep this Supplement with your records.